PROMISSORY NOTE

AMOUNT: $125,000 **DATE: February 3, 2012**

FOR VALUE RECEIVED, PAN AMERICAN OIL COMPANY ("Borrower") hereby promises to pay to the order of **ABS ENERGY EXPLORATION, LLC** ("Lender") the principal sum of **One Hundred Twenty-five Thousand ($125,000) DOLLARS**. Payment in full, plus accrued interest of six (6%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate upon the earlier of December 31, 2012 or upon demand.

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten (10) days from the date of demand therefor. After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of twelve (12%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

PAN AMERICAN OIL COMPANHY

BY:______________________________

NAME: Mark A. Bush

TITLE:

PROMISSORY NOTE

AMOUNT: $120,000 **DATE: January 27, 2012**

FOR VALUE RECEIVED, PAN AMERICAN OIL COMPANY ("Borrower") hereby promises to pay to the order of **ABS ENERGY EXPLORATION, LLC** ("Lender") the principal sum of **One Hundred Twenty Thousand ($120,000) DOLLARS**. Payment in full, plus accrued interest of six (6%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate upon the earlier of December 31, 2012 or upon demand.

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten (10) days from the date of demand therefor. After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of twelve (12%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

PAN AMERICAN OIL COMPANY

BY: ______________________________

NAME: Mark A. Bush

TITLE:

PROMISSORY NOTE

AMOUNT: $125,000 **DATE: December 15, 2011**

FOR VALUE RECEIVED, PAN AMERICAN OIL COMPANY ("Borrower") hereby promises to pay to the order of **ABS ENERGY EXPLORATION, LLC** ("Lender") the principal sum of **One Hundred Twenty-five Thousand ($125,000) DOLLARS**. Payment in full, plus accrued interest of six (6%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate upon the earlier of December 31, 2012 or upon demand.

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten (10) days from the date of demand therefor. After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of twelve (12%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

PAN AMERICAN OIL COMPANY

BY:______________________________

NAME: Mark A. Bush

TITLE:

PROMISSORY NOTE

AMOUNT: $200,000 **DATE: November 7, 2011**

FOR VALUE RECEIVED, PAN AMERICAN OIL COMPANY ("Borrower") hereby promises to pay to the order of **ABS ENERGY EXPLORATION, LLC** ("Lender") the principal sum of **Two Hundred Thousand ($200,000) DOLLARS**. Payment in full, plus accrued interest of six (6%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate upon the earlier of December 31, 2012 or upon demand.

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten (10) days from the date of demand therefor. After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of twelve (12%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

PAN AMERICAN OIL COMPANY

BY:____

NAME: Mark A. Bush

TITLE:

PROMISSORY NOTE

AMOUNT: $205,000 **DATE: October 14, 2011**

FOR VALUE RECEIVED, PAN AMERICAN OIL COMPANY ("Borrower") hereby promises to pay to the order of **ABS ENERGY EXPLORATION, LLC** ("Lender") the principal sum of **Two Hundred Five Thousand ($205,000) DOLLARS**. Payment in full, plus accrued interest of six (6%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate upon the earlier of December 31, 2012 or upon demand.

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten (10) days from the date of demand therefor. After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of twelve (12%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

PAN AMERICAN OIL COMPANY

BY:______________________________________

NAME: Mark A. Bush

TITLE:

PROMISSORY NOTE

AMOUNT: $175,000 **DATE: October 3, 2011**

FOR VALUE RECEIVED, PAN AMERICAN OIL COMPANY ("Borrower") hereby promises to pay to the order of **ABS ENERGY EXPLORATION, LLC** ("Lender") the principal sum of **One Hundred Seventy Five Thousand ($175,000) DOLLARS**. Payment in full, plus accrued interest of six (6%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate upon the earlier of December 31, 2012 or upon demand.

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten (10) days from the date of demand therefor. After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of twelve (12%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

PAN AMERICAN OIL COMPANY

BY: ______________________________

NAME: Mark A. Bush

TITLE:

PROMISSORY NOTE

AMOUNT: $100,000 **DATE: September 21, 2011**

FOR VALUE RECEIVED, PAN AMERICAN OIL COMPANY ("Borrower") hereby promises to pay to the order of **ABS ENERGY EXPLORATION, LLC** ("Lender") the principal sum of **One Hundred Thousand ($100,000) DOLLARS**. Payment in full, plus accrued interest of six (6%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate upon the earlier of December 31, 2012 or upon demand.

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten (10) days from the date of demand therefor. After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of twelve (12%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

PAN AMERICAN OIL COMPANY

BY:________________________________

NAME: Mark A. Bush

TITLE:

PROMISSORY NOTE

AMOUNT: $100,000 **DATE: August 25, 2011**

FOR VALUE RECEIVED, PAN AMERICAN OIL COMPANY ("Borrower") hereby promises to pay to the order of **ABS ENERGY EXPLORATION, LLC** ("Lender") the principal sum of **One Hundred Thousand ($100,000) DOLLARS**. Payment in full, plus accrued interest of six (6%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate upon the earlier of December 31, 2012 or upon demand.

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten (10) days from the date of demand therefor. After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of twelve (12%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

PAN AMERICAN OIL COMPANY

BY:______________________________

NAME: Mark A. Bush

TITLE:

PROMISSORY NOTE

AMOUNT: $200,000 **DATE: August 17, 2011**

FOR VALUE RECEIVED, PAN AMERICAN OIL COMPANY ("Borrower") hereby promises to pay to the order of **ABS ENERGY EXPLORATION, LLC** ("Lender") the principal sum of **Two Hundred Thousand ($200,000) DOLLARS**. Payment in full, plus accrued interest of six (6%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate upon the earlier of December 31, 2012 or upon demand.

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten (10) days from the date of demand therefor. After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of twelve (12%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

PAN AMERICAN OIL COMPANY

BY:______________________________

NAME: Mark A. Bush

TITLE:

PROMISSORY NOTE

AMOUNT: $150,000 **DATE: August 8, 2011**

FOR VALUE RECEIVED, PAN AMERICAN OIL COMPANY ("Borrower") hereby promises to pay to the order of **ABS ENERGY EXPLORATION LLC** ("Lender") the principal sum of **One Hundred Fifty Thousand ($150,000) DOLLARS.** Payment in full, plus accrued interest of six (6%) percent shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate upon the earlier of December 31, 2012 or upon demand.

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

Borrower agrees that a default shall occur hereunder in the event that payment is not made upon demand and such default continues for a period of ten (10) days from the date of demand therefor. After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of twelve (12%) percent, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

PAN AMERICAN OIL COMPANY

BY:______________________________

NAME: Mark A. Bush

TITLE: